SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [   ]

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

MACROMEDIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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June 13, 2001

To Our Stockholders:

      You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Macromedia, Inc. to be held at 600 Townsend Street, San Francisco, California, on Friday, July 20, 2001, at 1:00 p.m. P.D.T.

      The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

      It is important that you use this opportunity to take part in the affairs of Macromedia by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

      We look forward to seeing you at the meeting.

Sincerely,

Elizabeth A. Nelson
Executive Vice President,
Chief Financial Officer and Secretary

MACROMEDIA, INC.

600 Townsend Street
San Francisco, California 94103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Macromedia, Inc. (the “Company”) will be held at 600 Townsend Street, San Francisco, California, on Friday, July 20, 2001, at 1:00 p.m. P.D.T. for the following purposes:

1.	To elect directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company’s Board of Directors intends to present the following nominees for election as directors:

Robert K. Burgess John (Ian) Giffen Mark D. Kvamme	Donald L. Lucas Alan Ramadan William B. Welty

2.	To consider and vote upon a proposal to amend the Company’s 1992 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,180,000 shares, from 17,600,000 shares to 19,780,000 shares.

3.	To consider and vote upon a proposal to amend the Company’s 1993 Directors Stock Option Plan to increase the number of shares reserved for issuance thereunder by 190,000 shares, from 700,000 shares to 890,000 shares and to revise the award formula set forth thereunder.

4.	To ratify the selection of KPMG LLP as independent auditors for the Company for the current fiscal year.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

      Only stockholders of record at the close of business on June 1, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Elizabeth A. Nelson
Executive Vice President,
Chief Financial Officer and Secretary

San Francisco, California

June 13, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

MACROMEDIA, INC.

600 Townsend Street
San Francisco, California 94103

PROXY STATEMENT

June 13, 2001

      The accompanying proxy is solicited on behalf of the Board of Directors of Macromedia, Inc., a Delaware corporation (the “Company” or “Macromedia”), for use at the Annual Meeting of Stockholders of the Company to be held at 600 Townsend Street, San Francisco, California, on Friday, July 20, 2001 at 1:00 p.m. P.D.T. (the “Meeting”). Only holders of record of the Company’s Common Stock at the close of business on June 1, 2001 will be entitled to vote at the Meeting. At the close of business on June 1, 2001 (the “Record Date”), the Company had 59,411,392 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about June 15, 2001. An annual report to stockholders for the fiscal year ended March 31, 2001 is enclosed with this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

      Holders of the Company’s Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

      Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposals No. 2, 3 and 4 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such proposals. All votes will be tabulated by the inspector of election appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward a quorum and will have the same effect as negative votes with regard to Proposals No. 2, 3 and 4. Broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether any proposal has been approved.

      The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, electronic means or in person. The Company has retained a proxy solicitation firm, Georgeson Shareholder Communications, Inc., to aid in the solicitation process and will pay it a fee of approximately $7,500 for its services. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company’s Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

      Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

      At the Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors’ earlier resignation or removal. Six nominees will be elected at the Meeting to be the six directors of the Company. Shares represented by the accompanying proxy will be voted for the election of the six nominees recommended by the Company’s Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

Directors/Nominees

      The names of the nominees, and certain information about them as of May 4, 2001, are set forth below:

			Director
Name of Nominee	Age	Principal Occupation	Since

Robert K. Burgess	43	Chairman and Chief Executive Officer of the Company	1996

John (Ian) Giffen(1)(2)	43	Independent Consultant	1997

Mark D. Kvamme(1)(2)	40	Partner at Sequoia Capital	1998

Donald L. Lucas(2)(3)	71	Venture Capitalist	1992

Alan Ramadan	43	Chairman of Quokka Sports Inc.	1999

William B. Welty(2)(3)	59	President and Chief Executive Officer of agincourt partners, llc; President and Chief Executive Officer of Action Technologies, Inc.	1993

(1)	Member of the Nominating Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

      Each of the director nominees listed above was elected to be a director at the Company’s Annual Meeting of Stockholders held on August 11, 2000.

      Mr. Burgess has been Chief Executive Officer and a director of the Company since November 1996 and has served as Chairman of the Board since July 1998. Prior to joining the Company, Mr. Burgess was Senior Vice President of Silicon Graphics, Inc., responsible for the Silicon Interactive Strategic Business Unit. Prior to this position, he was President of Alias/ Wavefront, a wholly-owned independent software subsidiary of Silicon Graphics, created from the 1995 merger of Alias Research, Inc., and Wavefront Technologies, Inc. From 1992 to 1995, he was President, Chief Executive Officer, Chief Operating Officer and a director of Alias Research. Prior to joining Alias Research, Mr. Burgess held a number of senior management positions at Silicon Graphics, including Vice President of Marketing, Applications and Business Development (1991), Vice President of Applications (1990) and President of Silicon Graphics Canada, Inc., (1984 – 90). A Canadian, Mr. Burgess earned a Bachelors degree in Commerce from McMaster University.

      Mr. Giffen has been a director of the Company since July 1997. Mr. Giffen is currently serving as an independent consultant to software and venture capital companies, which he has done since October 1996. Mr. Giffen has also held senior positions with various technology-related companies since 1986, including serving as Vice President, Finance and Chief Financial Officer of Algorithmics Incorporated, a developer of risk management software, from February 1996 through September 1996, and Vice President, Finance and Chief Financial Officer of Alias Research Inc., a developer of advanced graphics software, from January 1992 until January 1996. Mr. Giffen holds a degree in Business Administration from the University of Strathclyde (Scotland) and is a member of the Canadian Institute of Chartered Accountants and the Institute of the Chartered Accountants of Scotland. Mr. Giffen is also a director of Delano Technology Corporation.

      Mr. Kvamme has been a director of the Company since July 1998. Mr. Kvamme has been a partner at Sequoia Capital, a venture capital firm, since 1999. Prior to March 2000, Mr. Kvamme served as Chairman of the Board and a director of USWeb Corporation, a professional services firm that was acquired by marchFirst, Inc. in March 2000. In 1989, Mr. Kvamme became a Partner in CKS Group and from 1991 until December 1998 served as the Chairman of its Board and its Chief Executive Officer. USWeb Corporation acquired CKS Group in November 1998. Prior to joining CKS Group, Mr. Kvamme held management and marketing positions at Wyse Technology, Inc., a terminal and personal computer manufacturer, International Solutions, Inc., a computer products distributor, and Apple Computer, a personal computer manufacturer. Mr. Kvamme holds a Bachelor of Arts degree in French Economics and Literature from the University of California at Berkeley.

      Mr. Lucas has been a director of the Company since March 1992. Mr. Lucas served as a director of Authorware from July 1988 until the formation of the Company in March 1992. Since 1967, Mr. Lucas has been actively engaged in venture capital activities as a private individual. Mr. Lucas holds a Bachelor of Arts degree in economics and a Master of Business Administration from Stanford University. Mr. Lucas is also a director of Cadence Design Systems, Inc., Oracle Corporation, Preview Systems, Inc., and Tricord Systems, Inc.

      Alan S. Ramadan has been a director of the Company since December 1999. Mr. Ramadan has been Chairman of Quokka Sports since November 2000 and served as President and Chief Executive Officer of Quokka Sports from August 1996 to October 2000. Additionally, Mr. Ramadan served as Managing Director of Quokka Sports, Inc. from 1990 to August 1996, during which period it was known as Ozware Developments Unit Trust and operated in Australia. On April 27, 2001, Quokka Sports, Inc., along with its direct and indirect subsidiaries, filed voluntary petitions for Chapter 11 bankruptcy protection in the United Stated Bankruptcy Court for the Northern District of California, San Francisco Division. In January 1993, Mr. Ramadan joined Fluid Thinking, Pty. Ltd. in Melbourne, Australia as that company’s Chief Executive Officer until June 1995. As Chief Executive Officer of Fluid Thinking, Pty. Ltd., Mr. Ramadan was responsible for drawing together a team of specialists that, together with the Technology Foundation, developed key technology used by oneAustralia in the America’s Cup challenge. Mr. Ramadan also founded Best Knowledge Systems, a consulting company, and worked as a research scientist at BHP Steel and as a computer scientist at Monash University in Melbourne, Australia. Mr. Ramadan holds a Bachelor of Science degree in Computer Science and Applied Mathematics from Monash University and is a 1995 graduate of the Stanford Business School’s Executive Program for Growing Companies.

      Mr. Welty has been a director of the Company since April 1993. Mr. Welty served as a director of MacroMind and its successor, Macromind/ Paracomp, from April 1991 to March 1992. Since April 1997, Mr. Welty has been President and Chief Executive Officer of agincourt partners, llc, an investment management firm. Since May 1997, Mr. Welty has also been Chief Executive Officer and President of Action Technologies, Inc. From August 1988 to April 1997, Mr. Welty was a general partner of Volpe, Welty and Company, a securities and investment banking firm. Mr. Welty holds Bachelor of Science degrees in industrial engineering and business administration from Iowa State University.

Board of Directors’ Meetings and Committees

      The Board met five times, including telephone conference meetings, during fiscal 2001 and acted by unanimous written consent two times. No incumbent director, other than Alan Ramadan, attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served). Mr. Ramadan attended three of the five meetings of the Board held during fiscal 2001.

      Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee.

      Messrs. Lucas, Giffen, Kvamme and Welty are the members of the Audit Committee, which met four times during fiscal 2001. Mr. Welty was appointed to the Audit Committee in May 2001. The Audit Committee meets with the Company’s independent accountants to review the adequacy of the Company’s internal control systems and financial reporting procedures; reviews the general scope of the Company’s annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company’s auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company’s Common Stock may be listed.

      Messrs. Lucas and Welty are the members of the Compensation Committee, which met once during fiscal 2001 and acted by unanimous written consent forty times. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company’s employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

      Messrs. Giffen and Kvamme are the members of the Nominating Committee, which did not meet during fiscal 2001. The Nominating Committee identifies and recommends candidates for the Company’s Board. The Nominating Committee does not consider nominees for the Board recommended by the stockholders.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF

EACH OF THE NOMINATED DIRECTORS

PROPOSAL NO. 2 — APPROVAL OF AMENDMENT TO THE

1992 EQUITY INCENTIVE PLAN

      Stockholders are being asked to approve an amendment to the Company’s 1992 Equity Incentive Plan (the “Equity Incentive Plan” or the “1992 Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder from 17,600,000 shares to 19,780,000 shares (an increase of 2,180,000 shares). The Board of Directors of the Company (the “Board”) approved the proposed amendment described above on May 3, 2001, with such amendment to be effective upon stockholder approval.

      Management believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain quality employees and remain competitive in the industry.

      Below is a summary of the principal provisions of the 1992 Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

1992 Equity Incentive Plan

      Equity Incentive Plan History. The Board adopted and stockholders approved the Equity Incentive Plan on September 23, 1992 to offer eligible persons an opportunity to participate in the Company’s future performance through awards of stock options, restricted stock and stock bonuses. The 1992 Plan has since been amended numerous times since its initial adoption. The following describes each of the amendments made to the Equity Incentive Plan since its initial adoption and approval. On October 15, 1993, the Board approved an amendment to the 1992 Plan to place a limitation on the maximum number of shares available for issuance to certain executive officers at any time under the Plan, to make certain other amendments in the administration of the 1992 Plan and to increase the number of shares in the reserve available for issuance under the 1992 Plan by 600,000 to 3,600,000 shares. Stockholders approved these amendments on November 17, 1993. On May 24, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to 4,600,000 shares. Stockholders approved the amendment on July 26, 1994. On October 25, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,400,000 shares to 6,000,000 shares. Stockholders approved the amendment on January 19, 1995. On May 24, 1995, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,200,000 shares to 7,200,000 shares. Stockholders approved the amendment on June 19, 1995. On April 29, 1996, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 to 9,000,000. Stockholders approved the amendment on May 31, 1996. On January 21, 1997, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 shares to 10,800,000 shares. Stockholders approved the amendment on March 3, 1997. On February 10, 1997, the Board adopted certain technical amendments to the 1992 Plan to reflect the new Rule 16b-3 under the Securities Exchange Act of 1934. On June 27, 1997, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to 11,800,000 shares. Stockholders approved the amendment on August 15, 1997. On February 5, 1998, the Board amended the 1992 Plan to expressly permit post-termination exercise periods of greater length as the Board, in its sole discretion, may choose. On April 1, 1998, the Compensation Committee (the “Committee”) approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares to 13,300,000 shares. Stockholders approved the increase on July 30, 1998. On April 1, 1999, following the SEC’s release authorizing publicly traded companies to permit their optionees to transfer their compensatory stock options to family members, the Committee amended the 1992 Plan to permit such transfers. On April 1, 1999, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 2,100,000 shares to 15,400,000 shares. Stockholders approved the amendment on July 29, 1999. On June 23, 2000, the Board approved an amendment to the 1992 Plan to increase the minimum exercise price of Non-Qualified Stock Options issuable under the 1992 Plan from 85% of the fair market value at the time of the grant to 100% of the fair market value. On June 23, 2000, the Board approved an amendment to the 1992 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 15,400,000 shares to 17,600,000 shares. Stockholders approved the amendment on August 11, 2000. On May 3, 2001, the Board approved the proposed amendment to the 1992 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 17,600,000 shares to 19,780,000 shares. This proposed amendment will become effective upon stockholder approval.

      Shares Subject to the Equity Incentive Plan. An aggregate of 19,780,000 shares (assuming approval of the proposed amendment) of the Company’s Common Stock have been reserved by the Board for issuance under the 1992 Plan. As of May 4, 2001, an aggregate of 3,956,617 shares remained available for grant under all outstanding option plans of the Company, including 2,629,380 shares available for grant under the 1992 Plan (assuming approval of this Proposal No. 2) and 464,252 shares available for grant under the 1993 Directors Stock Option Plan (assuming approval of Proposal No. 3 below). If any option granted pursuant to the 1992 Plan expires or terminates for any reason without being exercised in full, or any award terminates without being issued, the unexercised shares released from such option and award will again become available for issuance under the Plan. In addition, any shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan that expire or become unexercisable for any reason without having been exercised in full also will become available for distribution under the Equity Incentive Plan. The market value of the Company’s Common Stock as of June 1, 2001 was $22.05 per share. As soon as practicable after the 2001 Annual Meeting of Stockholders of the Company, the Company will (assuming approval of the proposed amendment) register with the Securities and Exchange Commission on a registration statement on Form S-8 the increased shares that may be issued under the 1992 Plan.

      Administration. The 1992 Plan is administered by the Committee, the members of which are appointed by the Board. The Committee currently consists of Donald L. Lucas and William B. Welty, each of whom are “non-employee directors” as that term is defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

      Subject to the terms of the 1992 Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the 1992 Plan or any awards granted thereunder.

      Eligibility. Employees, officers, directors, independent contractors, consultants, and advisors of the Company (and of any subsidiaries and affiliates) whom the Board deems to have potential to contribute to the future success of the Company (the “Participants”) are eligible to receive stock options, restricted stock or stock bonuses under the Equity Incentive Plan. No “Named Executive Officer” as that term is defined under Item 402(a)(3) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act is eligible to receive more than 1,800,000 shares of Common Stock over the life of the 1992 Plan. As of May 4, 2001, approximately 1,660 persons were eligible to receive awards under the 1992 Plan, and 7,629,096 shares were subject to outstanding options. Over the term of the 1992 Plan, the following Named Executive Officers (as defined above) have been granted options to purchase shares of Common Stock under the 1992 Plan as follows: Brian Allum, 510,000 shares; Robert K. Burgess, 375,000 shares; Kevin Lynch, 355,250; Norman Meyrowitz, 895,020; and Elizabeth A. Nelson, 358,055 shares. Over the term of the 1992 Plan, current executive officers as a group (excluding Mr. Meyrowitz, who, effective May 3, 2001, ceased to be an executive officer of the Company) have been granted options to purchase 2,241,438 shares, all current directors who are not executive officers as a group have been granted options to purchase 95,000 shares, and all employees (including Mr. Meyrowitz, who, effective May 3, 2001, serves the Company as a non-executive employee) as a group, other than executive officers, have been granted options to purchase 9,870,854 shares.

      Stock Options. The Equity Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options (“ISOs”) or Nonqualified Stock Options (“NQSOs”).

      ISOs may be granted only to employees. The option exercise price for each option granted under the Equity Incentive Plan must be no less than 100% of the fair market value (as defined in the 1992 Plan) of a share at the time such option is granted. In the case of a 10% or greater stockholder the exercise price must be no less than 110% of the fair market value. Options are exercisable within the times and upon the events determined by the Committee as set forth in the optionee’s option agreement. The Committee may approve the transfer of NQSOs to family members of the Participant.

      The Equity Incentive Plan provides for the payment of the exercise price of options by any of the following means, subject to the provisions of the optionee’s option agreement: (1) in cash (by check); (2) by surrender of shares of the Company’s Common Stock owned for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) where permitted by applicable law and approved by the Committee, in its sole discretion, by tender of a full recourse promissory note; (4) by cancellation of indebtedness of the Company to the Participant; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by tender of property; (7) by a “same-day sale” commitment; (8) by a “margin” commitment; or (9) by any combination of the foregoing, when approved by the Committee in its sole discretion.

      Restricted Stock Awards. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of a share on the date of the award (and 100% of the fair market value in the case of a 10% or greater stockholder), and can be paid for with the types of consideration described under Stock Options above with the exception of a same-day sale or margin commitment which are available only for options.

      Stock Bonus Awards. The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine.

      Mergers, Consolidations, Change of Control. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the Participants under the Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at the time and upon the conditions as the Committee determines.

      Amendment of the Equity Incentive Plan. The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Equity Incentive Plan.

      Term of the Equity Incentive Plan. The Equity Incentive Plan will terminate on September 22, 2002, ten years from the date the Equity Incentive Plan was adopted by the Board.

Federal Income Tax Information

      The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the Company and participants under the equity incentive plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary does not address the tax consequences to family members to whom an option is transferred or to the participant that transfers the option. Each participant, and family member who holds an option has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan.

      Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax (“AMT”)). If the Participant holds the stock acquired upon exercise of an ISO (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the

ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

      If the Participant disposes of ISO Shares prior to the expiration of either required holding period described above (a “disqualifying disposition”), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

      Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is 26% of an individual taxpayer’s alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

      Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant’s exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant’s salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

      Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

      Maximum Tax Rates. As of June 13, 2001, the maximum rate applicable to ordinary income is 39.6%. Long term capital gain on stock held for more than twelve months will be taxed, as of June 13, 2001, at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

      Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company properly reports the income received by the Participant in connection with the award. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares and the Company properly reports the income received by the Participant in connection with the award.

ERISA

      The Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

THE BOARD RECOMMENDS A VOTE FOR APPROVAL

OF THE AMENDMENT TO THE 1992 EQUITY INCENTIVE PLAN

PROPOSAL NO. 3 — APPROVAL OF AMENDMENT TO

THE 1993 DIRECTORS STOCK OPTION PLAN

      Stockholders are being asked to approve an amendment to the Company’s 1993 Directors Stock Option Plan (the “Directors Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder from 700,000 shares to 890,000 shares (an increase of 190,000 shares) and to change the award formula as described below in “Formula For Option Grants — Proposed Amendments.” The Board approved the proposed amendments described above on June 5, 2001 to be effective upon stockholder approval.

      Attracting outstanding individuals to serve as outside directors of a public company is a competitive advantage in today’s market place. In order to attract and retain highly qualified outside directors to serve on the Board, the Company must be able to provide existing directors and future director candidates with compensation comparable to those provided by other entities that may compete with the Company for such individuals’ services. Furthermore, in order to appropriately align the interest of Outside Directors with the interest of the Company’s stockholders, the Company must be able to provide such Outside Directors with compensation that includes sufficient balance of equity compensation. In connection with this proposed amendment to the Directors Plan, the Company reviewed the equity and cash compensation provided to outside directors by comparable companies. The Company believes that this proposed amendment is in the best interests of the Company because of the need to provide sufficient incentive and compensation to attract and retain highly qualified outside directors and to align the interest of Outside Directors with the interest of the Company’s stockholders.

      Below is a summary of the principal provisions of the Directors Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Directors Plan, as well as a description of the proposed revisions to the award formula.

1993 Directors Stock Option Plan

      Directors Plan History. The Board adopted and stockholders approved the Directors Plan on October 15, 1993 to offer eligible non-executive directors of the Company an opportunity to participate in the Company’s performance through awards of stock options. On January 26, 1995, the Board amended the Directors Plan to change the vesting provisions. On June 29, 1998, the Board approved amendments to the Directors Plan to increase the number of shares reserved for issuance thereunder by 400,000 shares to 700,000 shares and to revise the award formula thereunder to increase the equity compensation to the non-executive members of the Board. Stockholders approved those amendments on July 30, 1998. On June 5, 2001, the Board approved the proposed amendments to the Directors Plan to increase the number of shares reserved for issuance thereunder by 190,000 shares to 890,000 shares and to revise the award formula thereunder to increase the equity compensation to the non-executive members of the Board. The proposed amendments will become effective upon stockholder approval.

      Shares Subject To The Directors Plan. The aggregate number of shares of Common Stock of the Company that may be issued pursuant to the Directors Plan is 890,000 shares (assuming approval of the proposed amendment). In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option may again be available for the grant of options under the Directors Plan. As of June 1, 2001, the closing price of the Company’s Common Stock on the Nasdaq National Market was $22.05 per share. As soon as practicable after the 2001 Annual Meeting of Stockholders of the Company, the Company will (assuming approval of the proposed amendment) register with the Securities and Exchange Commission on a registration statement on Form S-8 the increased shares that may be issued under the Directors Plan.

      Eligibility. Under the Directors Plan, the Company will automatically grant options, in accordance with the formula set forth therein, to each director of the Company who is not an employee of the Company (or of any parent or subsidiary of the Company) (the “Outside Directors”). The Directors Plan also permits the Board to increase or decrease the number of option shares that may be granted to an Outside Director. Pursuant to the Directors Plan, as of May 4, 2001, five persons were in the class of persons eligible to receive options, 148,072 shares were subject to outstanding options and 464,252 shares remained available for grant

(assuming approval of the proposed amendment). As of May 4, 2001, the following current non-executive directors have been granted options to purchase the following aggregate number of shares of Common Stock under the Directors Plan: John (Ian) Giffen, 55,000 shares; Mark Kvamme, 50,000 shares; Donald L. Lucas, 120,156 shares; Alan Ramadan, 50,000 shares; and William B. Welty, 121,564 shares. The maximum number of shares that may be issued to any one Outside Director under the Directors Plan is 200,000 shares (assuming approval of this Proposal No. 3).

      Administration. The Directors Plan will be administered by the Board. The interpretation of the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

Formula For Option Grants.

      Current Formula. Prior to the amendment of the Directors Plan by this Proposal No. 3, non-employee directors have received equity compensation under the Directors Plan based on the following formula: Each Outside Director receives an initial stock option to purchase 50,000 shares of Common Stock upon such director’s appointment to the Board. In addition, each non-employee director receives a new 50,000 share option grant on the first day of the month following the full vesting of such director’s prior option grant, so long as such director remains a director of the Company during the entire applicable period. The initial grants vests with respect to 16.67% of the shares six months after the director begins service and at the rate of 2.7778% of the shares each month thereafter, so long as the director continuously remains a member of the Board or a consultant to the Company. The succeeding grants vest at the rate of 2.7778% of the shares each calendar month.

      Proposed Amendments. Assuming approval by the Company’s stockholders of this Proposal No. 3, the Directors Plan will be amended to effectuate the following:

(1)	Increase the size of the initial option grant to each Outside Director by 10,000 shares from 50,000 shares to 60,000 shares;

(2)	Increase the size of each succeeding option grant to each Outside Director by 10,000 shares from 50,000 shares to 60,000 shares, less the number of unvested option shares granted under the Directors Plan and held by such Outside Director;

(3)	Provide for an annual option grant to each member of the Audit Committee of 10,000 shares;

(4)	Provide for an annual option grant to each member of the Compensation Committee of 7,500 shares;

(5)	Provide for an annual option grant to each of the chairperson of the Audit Committee and the chairperson of the Compensation Committee of 5,000 shares; and

(6)	Increase the maximum number of shares that may be issued to any one Outside Director under the Directors Plan by 80,000 shares from 120,000 shares to 200,000 shares

      Proposed Formula. Assuming approval by the Company’s stockholders of this Proposal No. 3, each non-employee director of the Company will automatically be granted an option to purchase 60,000 shares of Common Stock on the date such director first becomes a member of the Board (an “Initial Grant”). Each such director subsequently will automatically receive a new 60,000 share option grant on the first day of the month following the full vesting of his prior option grant, so long as he or she continuously remains a director of the Company (a “Succeeding Grant”); provided that such director who is a non-employee director of the Company on the date that this amendment is approved by the Company’s stockholders will automatically receive a Succeeding Grant in the amount of 60,000 shares less the number of unvested option shares then held by such director. Each member of the Audit Committee will automatically be granted an option to purchase 10,000 shares of Common Stock and the chairperson of the Audit Committee will automatically be granted an additional option to purchase 5,000 shares of Common Stock, in each case, on the date that this amendment is approved by the Company’s stockholders and on an annual basis thereafter (collectively, the “Audit Committee Grant”). Each member of the Compensation Committee will automatically be granted an option to purchase 7,500 shares of Common Stock and the chairperson of the Compensation Committee will automatically be granted an additional option to purchase 5,000 shares of Common Stock, in each case, on the date that this amendment is approved by the Company’s stockholders and on an annual basis thereafter (collectively, the “Compensation Committee Grant” and, together with the Audit Committee Grant, the “Committee Grants”).

      Each Initial Grant, Succeeding Grant and Committee Grant will have a term of ten (10) years. The Initial Grant will vests with respect to 16.67% of the shares six months after the director begins service and at the rate of 2.7778% of the shares each month thereafter, so long as the director continuously remains a member of the Board or a consultant to the Company. Each of the Succeeding Grants will vest at the rate of 2.7778% of the shares each calendar month that the applicable director continues to serve on the Board. Each of the Committee Grants will vest at the rate of 8.33% of the share each calendar month that the applicable director continues to serve on the corresponding committee and, if applicable, as the chairperson. Options granted under the Directors Plan will be exercisable only to the extent they are vested.

      Assuming the election of the corresponding non-employee director nominees and the approval by the stockholders of this proposal, the following table sets forth the number of option shares that will be granted to each such nominee immediately following the approval of this proposal by the stockholders:

Non-Employee Director Nominee	Option Grant

John (Ian) Giffen	70,000

Mark Kvamme	70,000

Donald Lucas	82,500

Alan Ramadan	30,000

William Welty	82,500

      Exercise Price. The option exercise price will be at the fair market value (as defined in the Directors Plan) of the Common Stock of the Company on the date of the grant of the option. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock that were obtained by the Outside Director in the open public market or have been owned by the Outside Director for more than six (6) months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a “same day sale,” through a “margin commitment” or through any combination of the foregoing.

      Mergers, Consolidation, Change Of Control. In the event of a merger, consolidation in which there is a substantial change in the stockholders of the Company, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the vesting of all options granted under the Directors Plan will accelerate and become exercisable in full prior to the consummation of such event.

      Amendment Of The Directors Plan. The Board, to the extent permitted by law, may terminate or amend the Directors Plan; provided, however, that the Board may not, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of person eligible to receive options. No amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Outside Director.

      Term Of The Directors Plan. Options may be granted pursuant to the Directors Plan from time to time until October 15, 2003, ten (10) years from the date the Directors Plan was first adopted by the Board, unless the Directors Plan is terminated before then.

      Federal Income Tax Information. For the federal tax implications to the Outside Directors and the Company for options granted under the Directors Plan, please refer to the paragraphs entitled “NONQUALIFIED STOCK OPTIONS” and “TAX TREATMENT OF THE COMPANY” above in “Proposal No. 2 — APPROVAL OF AMENDMENT OF THE 1992 EQUITY INCENTIVE PLAN — Federal Income Tax Information.”

ERISA

      The Directors Plan is not subject to any of the provisions of ERISA and it is not qualified under Section 401(a) of the Code.

THE BOARD RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENT TO THE 1993 DIRECTORS STOCK OPTION PLAN

PROPOSAL NO. 4 — RATIFICATION OF SELECTION

OF INDEPENDENT ACCOUNTANTS

      The Company has selected KPMG LLP as its independent auditors to perform the audit of the Company’s financial statements for fiscal 2002, and the stockholders are being asked to ratify such selection. Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

Fees Paid to KPMG LLP

      The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG LLP for fiscal 2001.

Audit Fees(1)	$396,000

Financial Information Systems Design and Implementation Fees	—

All Other Fees(2)	$948,000

Total	$1,344,000

(1)	Audit services of KPMG LLP for fiscal 2001 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2)	“All Other Fees” include fee paid for other services provided by KMPG LLP, including, among others, tax services, non-financial systems design and implementation services, accounting consultation, and information systems policies and procedures review.

      The Audit Committee considered whether the non-audit services rendered by KPMG LLP were compatible with maintaining KPMG LLP’s independence as auditors of our consolidated financial statements, and concluded that they were.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION

OF THE SELECTION OF KPMG LLP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of May 4, 2001, with respect to the beneficial ownership of the Company’s Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each director/nominee, (iii) each of the Named Executive Officers of the Company (as defined below) and (iv) all directors and executive officers as a group.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership(1)	Percent of Class

Capital Research and Management Company(2)	6,375,000	10.7%

Capital Group International, Inc.(3)	6,267,870	10.6%

FMR Corp.(4)	3,085,750	5.2%

Robert K. Burgess(5)	600,954	1.0%

Norman K. Meyrowitz(6)	241,187	*

Kevin Lynch(7)	207,513	*

Brian Allum(8)	169,978	*

Elizabeth A. Nelson(9)	157,827	*

Donald L. Lucas(10)	43,921	*

John (Ian) Giffen(11)	38,194	*

Mark D. Kvamme(12)	21,493	*

Alan Ramadan(13)	19,792	*

William B. Welty(14)	8,029	*

All directors and executive officers as a group (11 persons)(15)	1,445,073	2.4%

*	Less than 1%

(1)	Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person and entity named in the table is: c/o Macromedia, Inc., 600 Townsend Street, San Francisco, California 94103.

(2)	In its Schedule 13G under the Exchange Act filed April 10, 2001, Capital Research and Management Company reported no voting power as to any share of the Company’s Common Stock and sole dispositive power as to 6,375,000 shares and disclaimed beneficial ownership as to 6,375,000 shares. Capital Research and Management Company listed its principal business address as 333 South Hope Street, Los Angeles, CA 90071.

(3)	In Amendment No. 3 to its Schedule 13G under the Exchange Act filed February 12, 2001, Capital Group International, Inc. reported sole voting power as to 5,522,670 shares of the Company’s Common Stock and sole dispositive power as to 6,267,870 shares and disclaimed beneficial ownership as to 6,267,870 shares. Also on Amendment No. 3 to the same Schedule 13G, Capital Guardian Trust Company reported sole voting power as to 4,426,770 shares of the Company’s Common Stock and sole dispositive power as to 5,171,970 shares and disclaimed beneficial ownership as to 5,171,970 shares. These entities listed their principal business address as 11100 Santa Monica Blvd., Los Angeles, CA 90025.

(4)	In Amendment No. 2 to its Schedule 13G under the Exchange Act filed April 10, 2001, FMR Corp. reported sole voting power as to 667,110 shares of the Company’s Common Stock and sole dispositive power as to 3,085,750 shares. Also on Amendment No. 2 to the same Schedule 13G, each of Edward C. Johnson 3d, the chairman of FMR Corp., and Abigail Johnson, a director of FMR Corp, each reported sole dispositive power as to 3,085,750 shares of the Company’s Common Stock and no voting power as to any share. FMR Corp. and each of the individuals listed their principal business address as 82 Devonshire Street, Boston, Massachusetts 02109.

(5)	Includes 541,949 shares subject to options held by Mr. Burgess that are exercisable within 60 days of May 4, 2001 and 1,176 shares, for which Mr. Burgess has shared voting and dispositive power, held in trust for the benefit of the children of Mr. Burgess.

(6)	Includes 239,103 shares subject to options held by Mr. Meyrowitz that are exercisable within 60 days of May 4, 2001. Effective May 3, 2001, Mr. Meyrowitz ceased to be an executive officer of the Company.

(7)	Includes 206,709 shares subject to options held by Mr. Lynch that are exercisable within 60 days of May 4, 2001.

(8)	Includes 168,500 shares subject to options held by Mr. Allum that are exercisable within 60 days of May 4, 2001.

(9)	Includes 132,826 shares subject to options held by Ms. Nelson that are exercisable within 60 days of May 4, 2001.

(10)	Includes 43,624 shares subject to options held by Mr. Lucas that are exercisable within 60 days of May 4, 2001.

(11)	Represents 38,194 shares subject to options held by Mr. Giffen that are exercisable within 60 days of May 4, 2001.

(12)	Represents 21,493 shares subject to options held by Mr. Kvamme that are exercisable within 60 days of May 4, 2001.

(13)	Represents 19,792 shares subject to options held by Mr. Ramadan that are exercisable within 60 days of May 4, 2001.

(14)	Represents 8,029 shares subject to options held by Mr. Welty that are exercisable within 60 days of May 4, 2001.

(15)	Includes 1,353,691 shares subject to options that are exercisable within 60 days of May 4, 2001. Does not include shares beneficially owned by Mr. Meyrowitz, who, effective May 3, 2001, ceased to be an executive officer of the Company.

EXECUTIVE OFFICERS

      The names of the executive officers of the Company, and certain information about them as of May 4, 2001, are set forth below:

Name	Age	Position

Robert K. Burgess(1)	43	Chairman and Chief Executive Officer

Brian J. Allum	43	Executive Vice President

Stephen A. Elop	37	Executive Vice President, Worldwide Field Operations

Kevin M. Lynch	34	Executive Vice President, President of Macromedia Products

David R. Mendels	35	Senior Vice President, Chief Strategy Officer

Elizabeth A. Nelson	40	Executive Vice President, Chief Financial Officer and Secretary

(1)	Additional information with respect to Mr. Burgess is set forth herein under “Proposal No. 1 — Election of Directors.”

      Mr. Allum has been an Executive Vice President since August 1999, during which time Mr. Allum has also served as the Chief Operating Officer of the Company. Mr. Allum joined Macromedia in July 1997 as Senior Vice President of Worldwide Field Operations. From May 1996 until he joined Macromedia, Mr. Allum was President of Alias/ Wavefront, a wholly-owned independent software subsidiary of Silicon Graphics, created from the 1995 merger of Alias Research, Inc. and Wavefront Technologies, Inc., and Vice President/ General Manager of Silicon Graphics. Mr. Allum graduated from Queens University with a Bachelors degree in Commerce.

      Mr. Elop has been Executive Vice President of Worldwide Field Operations since April 2001. From October 2000 to March 2001, Mr. Elop served Macromedia as a Senior Vice President of Worldwide Field Operations. From December 1999 to October 2000, Mr. Elop served Macromedia as a Senior Vice President and General Manager of eBusiness Solutions and was responsible for Macromedia’s new range of solutions targeting content management, real-time personalization, and Web site analysis. Prior to taking that role, Elop served as Macromedia’s Chief Information Officer, beginning in March 1998. From 1994 to 1998, Mr. Elop was Senior Vice President, Systems/ CIO for Boston Chicken, Inc. From 1992 to 1994, Mr. Elop was a Director in Lotus Development Corporation’s Consulting Services Group, with responsibility for Canada and the U.S. mid-west. Mr. Elop joined Lotus as part of the acquisition of Soma, Inc., a Canadian software development and management consultancy. Mr. Elop earned a Bachelor of Computer Engineering and Management degree from McMaster University in 1986.

      Mr. Lynch has been an Executive Vice President and the President of Macromedia Products since June 2000. Prior to this role, Mr. Lynch served as Macromedia’s General Manager of Web Publishing from February 1998 to June 2000. Mr. Lynch joined Macromedia in August 1996 and has been instrumental in forming Macromedia’s Web strategy and developing Macromedia’s award-winning family of software. Prior to joining Macromedia, Mr. Lynch was with General Magic from 1992 to 1996, where he was Director of its mobile operating system and applications teams. Prior to General Magic, Mr. Lynch managed the Core Technology Group at Frame Technology, where he led the development of FrameMaker across platforms. In 1984, Mr. Lynch began at his first start-up, as Vice President of Product Development, to develop and ship some of the first Macintosh applications, including a graphical adventure game in 1984, a 3D graphics package in 1985, and a desktop publishing application in 1987, which introduced user interface elements in common use today.

      Mr. Mendels has been Senior Vice President, Chief Strategy Officer of Macromedia since April 2001. Prior to serving in that position, Mr. Mendels was the Senior Vice President of Business Development and Corporate Marketing at Macromedia from January 2000 to April 2001. Over the last eight years, Mr. Mendels has played a major role in the development of Macromedia’s product and business strategies, holding numerous sales, marketing, and general management positions. From March 1998 to January 2000, Mr. Mendels served as general manager of the Web Publishing business unit and from December 1997 to March 1998, served as general manager of Macromedia’s graphics business. Instrumental in setting up Macromedia Japan KK, Mr. Mendels resided in Japan from April 1994 to December 1995, where he led Macromedia’s field operations and sales and marketing efforts. From April 1992 to April 1994, Mr. Mendels was Manager, International Marketing and Latin America Sales, where he was responsible for Latin America Sales and Asia Pacific Marketing at Macromedia. Mr. Mendels holds a Master’s degree in Japanese Studies at the University of California at Berkeley and a Bachelors degree in Asian Studies from Wesleyan University.

      Ms. Nelson has been Executive Vice President, Chief Financial Officer and Secretary of Macromedia since February 1998. Ms. Nelson joined Macromedia in July 1996 as Vice President, Corporate Development, and was responsible for managing mergers and acquisitions and strategic planning. From 1988 to July 1996, Ms. Nelson worked at Hewlett-Packard, where she held positions in both Corporate Development and Financial Reporting and Analysis. From 1982 to 1986, she was a consultant with Robert Nathan Associates, an economic consulting firm, in Washington, D.C. Ms. Nelson holds an M.B.A. in Finance with Distinction from the Wharton School at the University of Pennsylvania and a B.S. degree in Foreign Service from Georgetown University.

EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1999, 2000 and 2001 by (i) the Company’s chief executive officer and (ii) the Company’s four other most highly compensated employees who were serving as executive officers at the end of fiscal 2001 (together, the “Named Executive Officers”). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

Summary Compensation Table

					Long-Term
					Compensation

		Annual Compensation			Securities
					Underlying	All Other
		Salary(1)	Bonus	Other Annual	Options	Compensation(2)
Name and Principal Position	Year	($)	($)	Compensation($)	(#)	($)

Robert K. Burgess	2001	$167,587	$629,841	—	500,000	$2,000
Chairman and	2000	200,000	684,167	—	250,000	1,000
Chief Executive Officer	1999	200,000	508,985	—	125,000	2,000

Brian Allum	2001	167,587	450,774	—	200,000	2,000
Executive Vice President	2000	200,000	466,052	—	110,000	1,000
	1999	200,000	309,779	357,131(3)	—	1,000

Elizabeth A. Nelson	2001	191,667	314,921	—	200,000	2,000
Executive Vice President,	2000	162,500	281,563	—	70,000	1,000
Chief Financial Officer	1999	150,000	225,028	—	193,055	1,000
and Secretary

Norman K. Meyrowitz(4)	2001	167,587	337,480	—	150,000	2,000
President, Macromedia	2000	200,000	292,084	81,863(5)	—	1,000
Ventures	1999	200,000	300,037	—	75,000	1,000

Kevin Lynch	2001	175,000	228,919	—	200,000	—
Executive Vice President,	2000	150,000	243,817	—	100,000	1,000
President of Macromedia	1999	150,000	176,711	—	150,000	1,000
Products

(1)	Base salaries for fiscal 2001 reflect a voluntary salary reduction for the fourth fiscal quarter by certain executive officers.

(2)	Represents the Company’s 401(k) plan contributions.

(3)	Represents relocation expenses.

(4)	Effective May 3, 2001, Mr. Meyrowitz ceased to be an executive officer of the Company. Since May 3, 2001, Mr. Meyrowitz has served the Company as a non-executive president of Macromedia Ventures.

(5)	Represents reimbursement for the purchase of an automobile.

      The following table sets forth further information regarding individual grants of stock options during fiscal 2001 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

Option Grants in Fiscal 2001

	Individual Grants

	Number of				Potential Realizable Value
	Securities	Percent of Total			at Assumed Annual Rates
	Underlying	Options	Per Share		of Stock Price Appreciation for
	Options	Granted	Exercise		Option Term(3)
	Granted	to Employees in	Price	Expiration
Name	(#)(1)	Fiscal 2001(1)	($/Sh)(2)	Date	5%($)	10%($)

Robert K. Burgess	500,000(4)	7.0%	$49.94	4/18/2010	$15,703,499	$39,795,749

Brian Allum	200,000(4)	2.8	49.94	4/18/2010	6,281,400	15,918,300

Elizabeth A. Nelson	200,000(4)	2.8	49.94	4/18/2010	6,281,400	15,918,300

Norman K. Meyrowitz	150,000(5)	2.1	56.94	9/14/2010	5,371,389	13,612,154

Kevin Lynch	200,000(4)	2.8	49.94	4/18/2010	6,281,400	15,918,300

(1)	The percentages were calculated without giving effect to options issued by Allaire Corporation and assumed by Macromedia.

(2)	Macromedia stock options were awarded to the Named Executives with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Macromedia stock options expire ten years from the date of grant or at the time of the optionee’s termination of employment.

(3)	The 5% and 10% assumed rates of annual compound stock price appreciation are prescribed by rules of the SEC and do not represent the Company’s estimate or projection of future Common Stock prices.

(4)	These stock options granted become exercisable, so long as the respective executive continues to provide services to the Company, as to 62.50% of the shares at the end of the first thirty months and as to 2.0833% per month thereafter.

(5)	These stock options granted become exercisable, so long as Mr. Meyrowitz continues to provide services to the Company, as to 100% of the shares on September 14, 2002.

      The following table sets forth certain information concerning the exercise of stock options during fiscal 2001 by each of the Named Executive Officers and the number and value at March 31, 2001 of unexercised options held by said individuals.

Aggregated Option Exercises in Fiscal 2001 and

March 31, 2001 Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options
	Shares	Value	Year-End(#)		at Fiscal Year-End(2)($)
	Acquired on	Realized
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert K. Burgess	246,176(3)	$17,145,440 (3)	509,887	585,937	$1,873,384	$38,069

Brian Allum	153,000	10,597,286	129,750	256,250	353,347	276,047

Elizabeth A. Nelson	64,534	4,229,169	105,176	286,244	75,734	115,370

Norman K. Meyrowitz	161,325	12,253,299	212,541	221,354	1,259,656	321,411

Kevin Lynch	50,000	3,636,114	180,876	269,374	243,898	103,695

(1)	“Value Realized” represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2)	These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been, and may never be, realized. The values are based, with respect to options exercisable for shares of Macromedia’s Common Stock, on the positive spread between the respective exercise prices of outstanding stock options and the closing price of Macromedia’s Common Stock on March 31, 2001 ($16.0625 per share).

(3)	Includes 1,176 shares of Common Stock of Macromedia issued, and $15,472 value realized, upon exercise of options transferred by Mr. Burgess to certain trusts held for the benefit of his children.

COMPENSATION OF DIRECTORS

      Each non-employee director is reimbursed for actual business expenses incurred in attending each Board meeting. In addition to the reimbursement, the Company provides for an annual retainer fee of $10,000 to each director of the Company. Furthermore, each director is compensated $1,000 for each meeting of the Board attended by such director. In any calendar year, there are approximately four meetings of the Board held per year. Moreover, each member of the Audit Committee and of the Compensation Committee is compensated $500 for each meeting of the respective committee attended by such member.

      In addition, under the Company’s 1993 Directors Stock Option Plan, each director of the Company who is not an employee of the Company (or of any parent or subsidiary of the Company) (“Outside Director”) receives automatic grants of stock options. Assuming approval by the Company’s stockholders of Proposal No. 3 set forth above, the following equity compensation would be paid to the Outside Directors:

(1)	Each Outside Director who first becomes a member of the Board will be automatically granted an option to purchase 60,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an “Initial Grant”), to be vested on a monthly basis over a period of three years;

(2)	Each Outside Director will automatically receive a new 60,000 share option grant (less the number of unvested option shares then held by such Outside Director), to be vested on a monthly basis over a period of three years, on the first day of the month following the full vesting of his or her prior option grant, so long as he or she continuously remains a director of the Company (a “Succeeding Grant”);

(3)	Each member of the Audit Committee will automatically receive an annual 10,000 share option grant, to be vested on a monthly basis over a period of one year;

(4)	Each member of the Compensation Committee will automatically receive an annual 7,500 share option grant, to be vested on a monthly basis over a period of one year; and

(5)	The chair of the Compensation Committee and the chair of the Audit Committee will each receive an additional annual 5,000 share option grant, to be vested on a monthly basis over a period of one year.

      Notwithstanding the foregoing, the Board may increase or decrease the number of option shares that may be granted to an Outside Director under the Directors Plan.

EMPLOYMENT AGREEMENTS

Robert K. Burgess Employment Agreement

      The Company entered into an employment agreement with Mr. Burgess in August 1996. The employment agreement specified that Mr. Burgess’ annual base salary would be $300,000, and that he would have the opportunity to earn an annual target bonus of $200,000, if he met 100% of the objectives established by the Board and up to a maximum annual bonus of $480,000, if he had exceeded 100% of certain objectives. In fiscal 1999, Mr. Burgess volunteered to reduce his annual base salary from $300,000 to $200,000, and increase his target variable compensation from $200,000 to $300,000 based upon 100% achievement of the Company’s financial plan, with the variable compensation to be proportionally adjusted in accordance with the Company’s earnings performance. In fiscal 2000, the Compensation Committee increased the target variable compensation for Mr. Burgess from $300,000 to $400,000. In addition, in fiscal 1996, in accordance with his employment agreement, Mr. Burgess was granted a non-plan stock option grant for 1,000,000 shares of the Company’s Common Stock which vested as to 25% of those shares at the end of first twelve months of employment and monthly thereafter for the subsequent three years.

      Upon termination for other than cause or constructive termination, Mr. Burgess will continue to receive his salary and bonus at the target plan for a period of twelve months. In addition, Mr. Burgess will be entitled to continue vesting in his options for the greater of (i) twenty-four months, reduced by the number of months from the grant date to his date of termination or (ii) twelve months. In the event Mr. Burgess is constructively terminated as Chief Executive Officer or voluntarily terminates within 180 days following a change in control, he will continue to receive his salary and bonus for twelve months, and Mr. Burgess’ options will immediately become exercisable and vest as if he had remained employed for an additional twenty-four months, and will remain exercisable for twenty-four months following the later of his termination of employment as Chief Executive Officer or the date of his option acceleration.

Brian Allum Employment Agreement

      The Company entered into an employment agreement with Brian Allum, who is an Executive Vice President of the Company, in July 1997. Mr. Allum’s base salary is $200,000 and he is eligible to earn an annual target bonus of $300,000 per year contingent upon meeting 100% of the objectives established each year by the Board, and up to a maximum annual bonus of $600,000 per year, if he exceeds 100% of certain specified objectives. Mr. Allum received a payment of $150,000, net of taxes, as a signing bonus and to cover his miscellaneous relocation expenses. In addition, Mr. Allum was granted an option for 400,000 shares of the Company’s Common Stock under the Company’s 1992 Equity Incentive Plan, which vests and becomes exercisable, for so long as Mr. Allum continues to provide services to the Company, as to 25% of the shares at the end of twelve months of employment and monthly thereafter for the next three years.

      The Company made a recourse loan to Mr. Allum for up to $2,400,000 for the purchase of his primary residence and improvements to it. As of March 15, 2001, the aggregate principal amount outstanding on the recourse loan was $883,852. No interest accrued on the loan to Mr. Allum during the first two years through July 15, 1999. Since July 15, 1999, interest has been accruing at an annually compounded rate of 6.65% per year. The principal and accrued interest on the loan, which is secured by Mr. Allum’s residence, is payable in full on the earliest of (a) seven years from the date of the loan; (b) 180 days after the termination of Mr. Allum’s employment with the Company for any reason; or (c) immediately upon the sale of Mr. Allum’s house.

      Upon termination other than for cause or a voluntary termination, Mr. Allum will continue to receive his base salary and health and life insurance benefits for a period of twelve months and the Company shall reimburse Mr. Allum for his relocation costs in moving back to Canada. In the event of a change in control of the Company, the vesting of all of Mr. Allum’s options will immediately be accelerated by eighteen months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board (the “Committee”) makes all decisions involving the compensation of executive officers of the Company. The Committee consists of the following non-employee directors: Donald L. Lucas and William B. Welty. No executive officer of the Company served during fiscal 2001, or currently serves, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board or the Company’s Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

      This Report of the Compensation Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

      Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the “Committee”). The Committee is composed of two independent non-employee Directors, neither of whom have any interlocking relationships as defined by the SEC. Although Robert K. Burgess (the Company’s Chairman and Chief Executive Officer) and Elizabeth A. Nelson (the Company’s Executive Vice President, Chief Financial Officer and Secretary) are generally invited to attend the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

General Compensation Policy

      The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer (“CEO”) and other executive officers and employees of the Company at or about the beginning of each fiscal year. The Committee administers the Company’s incentive and equity plans, including, among others, the 1992 Equity Incentive Plan (the “1992 Plan”), the Executive Incentive Plan (the “Incentive Plan”), the 1999 Stock Option Plan (the “1999 Stock Plan”), and the 1993 Employee Stock Purchase Plan.

      The Committee’s philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers of the Company is based on corporate profits and sales performance. Long-term equity compensation for executive officers are made through the granting of stock options. Stock options generally have value for the executive only if the price of the Company’s stock increases above the fair market value on the grant date and the executive remains in the Company’s employ for the period required for the shares to vest.

      The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company’s corporate goals. Subject to the limitations regarding available data, the Committee compared the compensation of the Company’s executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company’s executive officers, including the CEO, are each eligible to receive a quarterly cash bonus under the Incentive Plan and are eligible to participate in the 1992 Plan.

      In preparing the performance graph for this Proxy Statement, the Company used the JPMorgan H&Q Technology Index as its published line of business index. The compensation practices of most of the companies in that index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

Fiscal 2001 Executive Compensation

      Base Compensation. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer, including the CEO.

      Incentive Compensation. Cash bonuses are awarded only if the Company meets predetermined objectives set by the Board at the beginning of the year. For fiscal 2001, the objectives used by the Company as the basis for incentive compensation for the CEO and other executives were based on a combination of revenue, channel sell-through performance, and profitability. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion. For fiscal 2001, executive bonuses ranged from $101,825 to $629,841.

      Stock Options. In fiscal 2001, stock options to purchase shares of Common Stock of the Company (the “Macromedia Options”) were granted to the executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. Macromedia Options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional Macromedia Options to executives for other reasons. The number of shares subject to each Macromedia Option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/ or business unit results, past performance or consistency within the executive’s peer group. In fiscal 2001, the Committee considered these factors, as well as the number of Macromedia Options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted Macromedia Options under the 1992 Plan or the 1999 Plan (within the limitations on grants to executive under the 1999 Plan) to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company’s Common Stock. The Macromedia Options are granted at a price that is equal to the fair market value of the Company’s Common Stock on the date of grant. In addition, the options granted to the executive officers in fiscal 2001 will vest as to 62.5% of the shares subject to such options at the end of the first thirty months and as to 2.0833% per months thereafter. The vesting schedule for options granted to the executive officers in fiscal 2001 was determined to further ensure the retention of the Company’s executive officers. The options granted in fiscal 2001 to Norm Meyrowitz, who, effective May 3, 2001, ceased to be an executive officer of the Company, will vest as to 100% of shares subject to such options at the end of the first two years after the date of such grant.

      Company Performance and CEO Compensation. For the fiscal year 2001, Robert K. Burgess, the Chairman and CEO of the Company, who was eligible to receive a base salary of $200,000, received a base salary of $167,587, reflecting a voluntary reduction in base salary for the fourth quarter of fiscal year 2001 from $50,000 to $17,587. In addition, Mr. Burgess, who was eligible to earn a target bonus of $400,000 based on attainment of 100% of the Macromedia Executive Bonus Plan objectives, with a total bonus potential in excess of the target bonus based on proportional achievement above the objectives, received a bonus of $629,841. Furthermore, in fiscal 2001, the Company granted him a non-qualified stock option of 500,000 shares of Common Stock of the Company. Mr. Burgess voluntarily reduced his base salary to zero during the fourth quarter of fiscal 2001 and has elected to continue this reduction in base salary into fiscal 2002. Certain other executive officers have also voluntarily reduced their respective base salaries and overall compensation during the fourth quarter of fiscal 2001 and into fiscal 2002.

      Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for fiscal 2002. The 1992 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The 1999 Plan is not in compliance with Section 162(m). The Company does not expect cash compensation for fiscal 2001 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

COMPENSATION COMMITTEE

Donald L. Lucas
William B. Welty

REPORT OF THE AUDIT COMMITTEE

      This Report of the Audit Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

      The Audit Committee acts pursuant to the Amended and Restated Terms of Reference of the Audit Committee of the Board of Directors of Macromedia, Inc., which was adopted by the Company’s Board and a copy of which is attached as Appendix A to this Proxy Statement. Management is responsible for our internal controls and the financial reporting process. KPMG LLP is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      Each of the members of the Audit Committee, other than Mr. Giffen, qualifies as an independent director under the current listing standards of the Nasdaq National Market. Mr. Giffen may be deemed not to be an independent director under the Nasdaq rules because of the inherent value of a stock option he received in 1998 for performing consulting services to the Company separate from the services he provided as a member of the Board. Under the current listing standards of the Nasdaq National Market, a board of directors may appoint one non-independent director to the audit committee in certain circumstances. The Board has determined that it is in the best interests of the Company and its stockholders to appoint Mr. Giffen to the Audit Committee because of his many years of experience, his financial sophistication and his accounting skills and knowledge.

      The Audit Committee has reviewed and discussed our audited financial statements with the management of the Company. The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, which relates to the accountant’s independence from us and our related entities, and has discussed with KPMG LLP their independence from us.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

AUDIT COMMITTEE*

John (Ian) Giffen
Mark D. Kvamme
Donald L. Lucas

*	Audit Committee as of April 1, 2001. William Welty was appointed to the Audit Committee in May 2001.

NEW PLAN BENEFITS

      The following table shows, in the aggregate, the options that will be granted to Outside Directors under the Directors Plan if the director nominees in this Proxy Statement are elected and if Proposal No. 3 is approved. None of the director nominees is eligible to receive initial grants. Each of the Outside Director nominees is eligible to receive a succeeding grant. Accordingly, if all director nominees are elected at the meeting and Proposal No. 3 is approved by the stockholders, the following benefits will be distributed under the Director Plan:

Name and Position	Dollar Value ($)	Number of Units

Non-Executive Director Group	Fair Market Value on grant date	335,000(1)

(1)	In the event that Proposal No. 3 to amend the award formula under the Director is not approved by the stockholders, options for an aggregate of 200,000 shares would be granted pursuant to the terms of the Director Plan as currently in effect.

      Future awards to executive officers and employees under the Equity Incentive Plan are discretionary and cannot be determined at this time. We have therefore not included a table reflecting any such awards.

COMPANY STOCK PRICE PERFORMANCE

      The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

      The graph below compares the cumulative total stockholder return on the Common Stock of the Company from March 31, 1996 through and including March 31, 2001 with the cumulative total return on The Nasdaq (US only) Stock Market and the JPMorgan H&Q Technology Index (assuming the investment of $100 in the Company’s Common Stock and in each of the indexes on March 31, 1996 and reinvestment of all dividends). Unless otherwise specified, all dates refer to the last day of each month presented.

COMPANY STOCK PRICE PERFORMANCE

	Mar-96	Mar-97	Mar-98	Mar-99	Mar-00	Mar-01

Macromedia, Inc.	100.00	21.20	34.89	105.99	211.26	37.57
Nasdaq Stock Market, U.S.	100.00	115.92	166.57	226.55	417.67	168.09
JPMorgan H&Q Technology Index	100.00	119.42	172.87	243.41	547.99	222.31

*	$100 INVESTED ON 3/31/96 IN STOCK OR INDEX — INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING MARCH 31.

CERTAIN TRANSACTIONS

      From April 1, 2000 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except as set forth below and under “Executive Compensation” and “Employment Agreements.”

      The Company entered into a consulting agreement with John (Ian) Giffen, a director of the Company, in February 1998, pursuant to which Mr. Giffen agreed to advise the Company’s Chief Financial Officer, senior finance staff and investment relations staff in certain areas and work on special projects for the Company. As part of the consideration for these services, which are beyond his duties as a director of the Company, Mr. Giffen was granted a stock option for 75,000 shares of the Company’s Common Stock, which vested and became exercisable at the rate of 2.78% per month after the date of the grant. Effective March 31, 2000, the consulting agreement was amended to extend the term thereof, to reduce the cash compensation paid to Mr. Giffen from $8,344 per month to $4,167 per month, and to limit the services to be provided by Mr. Giffen thereunder.

      The Company made a recourse loan to Mr. Elop, Executive Vice President of Worldwide Field Operations, for $1,000,000 in principal amount on April 24, 1998 for the purchase of his primary residence. Pursuant to the Secured Full Recourse Promissory Note issued by Mr. Elop to the Company in connection with the loan, the interest on the loan had accreted at the rate of 5.51%, compounded annually. The principal and accreted interest on the loan, which had been secured by Mr. Elop’s residence, was payable in full on the earliest of (a) three years from the date of the loan; (b) 180 days after the termination of Mr. Elop’s employment with the Company for any reason; (c) immediately upon the sale of Mr. Elop’s house or (d) upon certain events of bankruptcy relating to Mr. Elop. The principal amount of, and the accrued interest on, the loan was fully paid by Mr. Elop on June 1, 2000.

      The Company made a recourse loan to Kevin Lynch, Executive Vice President, President of Macromedia Products, for $349,300 in principal amount on April 17, 2000, in connection with Mr. Lynch’s exercise of options to purchase shares of Common Stock of Shockwave.com, Inc., a privately-held Delaware corporation. Pursuant to the Secured Full Recourse Promissory Note issued by Mr. Lynch to the Company in connection with the loan, the interest on the loan will accrete at the rate of 6.60%, compounded semi-annually. The principal and accreted interest on the loan, which is secured, pursuant to a Stock Pledge Agreement, dated April 17, 2000, between the Company and Mr. Lynch, by the shares of Common Stock of Shockwave.com issued upon exercise of Mr. Lynch’s options, is payable in full on the earliest of (a) the termination of Mr. Lynch’s employment with the Company for any reason, (b) the transfer by Mr. Lynch (other than to the Company) of any shares of Common Stock of Shockwave.com secured in connection with the loan or (c) upon certain events of bankruptcy relating to Mr. Lynch.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company’s 2002 Annual Meeting of stockholders must be received by the Company at its principal executive offices no later than February 8, 2002 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. Stockholders wishing to bring a proposal before the 2002 Annual Meeting of stockholders (but not include it in the Company proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company no earlier than April 28, 2002 and no later than May 28, 2002.

SECTION 16(a)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met.

OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

ANNUAL REPORTS

      A copy of our Annual Report to Stockholders, which includes financial statements, is being mailed with this Proxy Statement.

      We have filed our Annual Report on Form 10-K for the fiscal year ended March 31, 2001 with the Securities and Exchange Commission. It is available at the SEC’s web site at www.sec.gov. Upon written request by a Macromedia stockholder, we will mail without charge a copy of our Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

      Requests for copies of our Annual Report on Form 10-K should be directed to Investor Relations, Macromedia, Inc., 600 Townsend Street, San Francisco, California 94103. Financial reports may also be accessed on our web site at www.macromedia.com.

APPENDIX A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AMENDED AND RESTATED TERMS OF REFERENCE

      1. (a) The board of directors (the “Board”) of the Corporation shall appoint annually from among its members an Audit Committee (the “Committee”) to be composed of not fewer than three directors, each of whom shall be an “independent director” (as defined in NASD Market Rules, Rule 4200(14)) of the Corporation. Each member of the Committee shall be able to read and understand fundamental financial statements, including the balance sheet, income statement, and cash flow statement or shall become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      (b)  A member of the Committee shall automatically cease to be a member upon ceasing to be a director of the Corporation.

      (c)  A member of the Committee may be removed or replaced at any time by resolution of the Board.

      2. (a) The Board shall appoint the chairman (the “Chairman”) of the Committee, and, in the absence of the Chairman at a meeting, the Committee may elect one of its members present to act as Chairman of that meeting. The Secretary of the Corporation shall serve as Secretary of the Committee.

      (b)  Two members of the Committee shall constitute a quorum.

      3. (a) The Committee shall ordinarily meet no less than four times during each calendar year at times and places to be determined by the Committee. The Committee shall meet and review the financial statements of the corporation prior to such financial statements being released to the public.

      (b)  The external auditors (the “Auditors”) shall be given notice of every meeting of the Committee and shall be permitted to attend and be heard at such meeting on such matters relating to the Auditors’ duties as auditor.

      (c)  The Committee shall have the right to require the attendance of any member of management of the Corporation. The Committee shall have access to all records and other corporate information that in its sole discretion it deems necessary to carry out its duties.

      (d)  The Chairman shall, in consultation with management and the Auditors, establish the agenda of the meetings and to the extent practicable circulate materials in advance to ensure sufficient time for study prior to the meeting.

      (e)  The Committee shall keep regular minutes of its proceedings and shall report to the Board at each meeting of the Board following a committee meeting. Minutes shall be circulated to all directors on a timely basis.

      4. (a) The purpose of the Committee shall be to assist the Board in fulfilling its responsibilities of oversight and supervision of:

(i) the accounting and financial reporting practices and procedures of the Corporation, its subsidiaries and any other business entity controlled in fact by the Corporation (each an “affiliate”) and their appropriateness in view of the Corporation’s operations and current GAAP.

(ii) the adequacy of the internal accounting controls and procedures in the Corporation, its subsidiaries and affiliates.

(iii) the quality and integrity of the audited financial statements of the Corporation, its subsidiaries and affiliates.

(iv) efforts of the Auditors when directed by the Committee to examine specific areas, as and when appropriate.

(v) the review of these Terms of Reference and the adoption of any amendments thereto as may be required or advisable.

(vi) publication at least once every three years of these Terms of Reference, as may be amended from time to time, in the proxy statement of the Corporation in accordance with the Securities Exchange Act of 1933 and the rules, forms and schedules promulgated thereunder.

      (b)  In particular, the Committee shall with respect to the Corporation and each of its subsidiaries and affiliates:

(i) review the Auditor’s engagement letter.

(ii) review all the financial statements which require approval by the Board, including, without limitation, interim statements, year end audited statements, statements for use in prospectuses or other offering documents and statements required by regulatory authorities.

(iii) review the audit plan of the Auditors and consider the extent the planned audit scope can be relied upon to detect weakness in internal control or fraud or other illegal acts.

(iv) review the form of the audit report.

(v) review any significant recommendations made by the Auditors for the strengthening of internal controls.

(vi) review management’s programs and policies regarding the adequacy and effectiveness of internal controls over the accounting and financial reporting systems.

(vii) review management’s response to the internal control recommendations of the Auditors.

(viii) review any changes in accounting practices or policies and the financial statement impact thereof.

(ix) review any major areas of management judgment estimates that have a significant effect upon the financial statements.

(x) review with management, the Auditors and, if necessary, with legal counsel, any litigation, claim or other contingency, including tax assessments, that could have a material effect upon the financial position of operating results, and the manner in which these matters have been disclosed in the financial statements.

(xi) review the minutes of any Committee meetings of subsidiaries and any significant issues and auditor recommendations concerning such subsidiaries.

(xii) consider any other matter which in its judgment should be taken into account in reaching its recommendation to the Board concerning the approval of the financial statements.

(xiii) review expenses incurred and guidelines for reimbursement from the Chief Executive Officer of the Corporation.

(xiv) review the basis and amount of the Auditors’ fees in light of the number and nature of reports issued by the Auditors, the quality of the internal controls, the size, complexity and financial condition of the Corporation and the extent of internal audit and other support provided by the Corporation to the Auditors.

(xv) review all other non audit fees and services of the Auditors or other accounting firms.

A-2

(xvi) consider whether the Auditors should be reappointed and recommend accordingly to the Board.

(xvii) if a change in Auditors is proposed, the committee will inquire as to the reasons for the change, including the response of the incumbent Auditors, and will inquire as to the qualifications and independence of the newly proposed Auditors before making its recommendation to the Board.

(xviii) oversee the investigation of alleged fraud, illegal acts and conflicts of interest.

(xix) meet privately with the Auditors at their request to discuss pertinent matters, including accounting personnel.

(xx) review written disclosures and letter from the Auditors required by Independence Standards Board Standard No.1 and discuss with Auditors all significant relationships they have with the Corporation that could impair the Auditors’ independence.

(xxi) prepare a report, including the information required by Item 306 of Regulation S-K promulgated under the Securities Act of 1933, of the Committee to be included in the proxy statement of the Corporation.

(xxii) review and reassess the adequacy of these Terms of Reference, as may be amended from time to time.

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APPENDIX B

MACROMEDIA, INC.

1992 EQUITY INCENTIVE PLAN

As Adopted September 23, 1992
and Amended Through May 3, 2001

      1. Purpose. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24.

      2. Shares Subject to the Plan.

2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 19,780,000 Shares. Any Shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan, the Macromind, Inc. 1989 Incentive Stock Option Plan and 1989 Nonstatutory Stock Option Plan, and the Paracomp, Inc. 1989 Stock Option Plan (the “Prior Plans”) that expire or become unexercisable for any reason without having been exercised in full, shall no longer be available for distribution under the Prior Plans, but shall be available for distribution under this Plan. Subject to Sections 2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued.

2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

      3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisers (a) are natural persons; (b) render bona fide services to the Company; and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. No “Named Executive Officer” (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act) shall be eligible to receive more than 1,800,000 Shares at any time during the term of this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under the Plan.

      4. Administration.

4.1 Committee Authority. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

(a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b) prescribe, amend and rescind rules and regulations relating to the Plan;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determine the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j) determine whether an Award has been earned; and

(k) make all other determinations necessary or advisable for the administration of the Plan.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

4.3 Compliance With Code Section 162(m). If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

      5. Options. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, including, in the case of a NQSO and subject to the limits in Section 11 on such transfers, whether the Option or an interest therein may be transferred during the Participant’s lifetime, all subject to the following:

5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of one hundred twenty (120) months from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

5.5 Method of Exercise. Options may be exercised only by delivery by the Holder to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Holder), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Holder’s investment intent and access to information, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then Holder may exercise such Holder’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement or such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee and specified in the Stock Option Agreement, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b) If the Participant is terminated because of death or Disability (or the participant dies within three months of such termination), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by the Holder no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement or such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee and specified in the Stock Option Agreement (with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Holder from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

      6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Holder’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares when the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

      7. Stock Bonuses.

7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any

Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

7.2 Terms of Stock Bonuses. The Committee shall determine to whom a Stock Bonus shall be granted, the number of Shares to be awarded to the Participant, whether such Shares shall be Restricted Stock and all other terms and conditions of the Stock Bonus. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the “Performance Period”) for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Holder shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

      8. Payment for Share Purchases.

8.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) in the case of exercise by the Participant, Participant’s guardian or legal representative or the authorized legal representative of Participant’s heirs or legatees after Participant’s death, by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of Shares that either: (1) have been owned by Holder for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Holder in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Holders who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

(d) in the case of exercise by the Participant, Participant’s guardian or legal representative or the authorized legal representative of Participant’s heirs or legatees after Participant’s death, by waiver of compensation due or accrued to Participant for services rendered;

(e) by tender of property;

(f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Holder irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from Holder and an NASD Dealer whereby Holder irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

(g) by any combination of the foregoing.

8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

      9. Withholding Taxes.

9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

      10. Privileges of Stock Ownership.

10.1 Voting and Dividends. No Holder shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Holder. After Shares are issued to the Holder, the Holder shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Holder may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Holder shall have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant’s original Purchase Price pursuant to Section 12.

10.2 Financial Statements. The Company shall provide financial statements to each Holder prior to such Holder’s purchase of Shares under the Plan, and to each Holder annually during the period such Holder has Options outstanding; provided, however, the Company shall not be required to provide such financial statements to Holders who are also Participants and whose services in connection with the Company assure them access to equivalent information.

      11. Transferability. Except as otherwise provided in this Section 11, no Award and no interest therein may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will and by the laws of descent and distribution and no Award may be made subject to execution, attachment or similar process:

(a) All Awards other the NQSO’s. All Awards other than NQSO’s shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees; and

(b) NQSOs. Unless otherwise restricted by the Committee, an NQSO Option shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the Option by Permitted Transfer; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

      12. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Holder may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Holder following the related Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are “Vested” (as defined in the Award Agreement), the higher of: (l) the original Purchase Price under the Award, or (2) the Fair Market Value of such Shares on Participant’s Termination Date, provided, such right of repurchase terminates when the Company’s securities become publicly traded; or (B) with respect to Shares that are not “Vested” (as defined in the Award Agreement), at the original Purchase Price under the Award, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased, and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

      13. Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

      14. Escrow; Pledge of Shares. To enforce any restrictions on a Holder’s Shares, the Committee may require the Holder to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro-rata basis as the promissory note is paid.

      15. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Holders, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Holder shall agree.

      16. Securities Law and Other Regulatory Compliance. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

      17. No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

      18. Corporate Transactions.

18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Holders), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Holders. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Holders as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject repurchase restrictions no less favorable to the Holder.

18.2 Expiration of Options. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in Subsection 18.1(a) above, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Options as provided above, pursuant to a transaction described in Subsections 18.1(b), (c) or (d) above, or there is no successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Award Agreement, the Options shall expire on a date at least twenty (20) days after the Board gives written notice to Holders specifying the terms and conditions of such termination.

18.3 Other Treatment of Awards. Subject to any greater rights granted to Holders under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

18.4 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

      19. Adoption and Stockholder Approval. The Plan shall become effective on the date that it is adopted by the Board (the “Effective Date”). The Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded.

      20. Term of Plan. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.

      21. Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

      22. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

      23. Governing Law. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

      24. Definitions. As used in the Plan, the following terms shall have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

“Company” means Macromedia, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

“Family Member” includes any of the following:

(a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b) any person (other than a tenant or employee) sharing the Participant’s household;

(c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Holder” means the following person to the extent such person has or controls an interest in an Award at the time in question: (a) the Participant; (b) the Participant’s guardian or legal representative; (c) a Family Member who is a transferee of an Award from the Participant in a Permitted Transfer, and (d) the authorized legal representative of such person’s heirs or legatees after such person’s death.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Outside Director” shall mean any director who is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or (iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term “Outside Director”, as used in Section 162(m) is defined in regulations promulgated under Section 162(m) of the Code, “Outside Director” shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under the Plan.

“Permitted Transfer” means, as authorized by this Plan and the Committee in an NQSO Option, any transfer effected by the Participant during the Participant’s lifetime of an interest in such Option but only such transfers which are by gift or domestic relations order. A Permitted Transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

“Plan” means this Macromedia, Inc. 1992 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock, $0.001 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

APPENDIX C

MACROMEDIA, INC.

1993 DIRECTORS STOCK OPTION PLAN

As Adopted October 15, 1993
and Amended Through June 5, 2001

      1. Purpose. This Stock Option Plan (this “Plan”) is established to provide equity incentives for nonemployee members of the Board of Directors of Macromedia, Inc. (the “Company”) who are described in Section 6.1 below, by granting such persons options (“Options”) to purchase shares of stock of the Company.

      2. Adoption and Stockholder Approval. This Plan was adopted by the Board and approved by the stockholders of the Company on October 15, 1993. This Plan shall be amended effective on the date that such amendment is adopted by the Board of Directors (the “Board”) of the Company. After adoption of any such amendment by the Board, Options may be granted under this Plan pursuant to such amendment. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall terminate if such stockholder approval is not obtained.

      3. Types of Options and Shares. Options granted under this Plan shall be nonqualified stock options (“NQSOs”). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the Common Stock of the Company.

      4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 890,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

      5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the “Committee”). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

      6. Eligibility and Award Formula.

6.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below (each an “Optionee”).

6.2 Initial Grant. Each Optionee who becomes a member of the Board for the first time after June 5, 2001 will automatically be granted an Option for 60,000 Shares (the “Initial Grant”) on the date such Optionee first joins the Board.

6.3 Succeeding Grants. Each Optionee who is a member of the Board on or after June 5, 2001 will be granted an Option for 60,000 Shares, reduced by the number of Shares subject to Options that remain unvested as of the date of such grant (a “Succeeding Grant”), immediately following the 2001 Annual Meeting of Stockholders. Such Succeeding Grant shall be in lieu of any other Succeeding Grant which the Optionee would otherwise be eligible to receive. Thereafter, each Optionee will be granted a Succeeding Grant immediately following the Annual Meeting of Stockholders that occurs on or after the third anniversary of Optionee’s last preceding Succeeding Grant, or in the absence of a Succeeding Grant, Optionee’s Initial Grant.

6.4 Committee Grants. Each Optionee who serves as a member of either the Audit Committee of the Board or the Compensation Committee of the Board will receive an additional Option grant immediately following the Annual Meeting of Stockholders as follows:

(a) Audit Committee. If the Optionee is serving as a member of the Audit Committee of the Board, the Optionee will be granted an Option for 10,000 Shares (the “Audit Committee Grant”). If the Optionee is serving as the chairman of the Audit Committee, the Optionee will be granted an additional Option for 5,000 Shares (the “Audit Committee Chairman Grant”).

(b) Compensation Committee. If the Optionee is serving as a member of the Compensation Committee of the Board, the Optionee will be granted an Option for 7,500 Shares (the “Compensation Committee Grant”). If the Optionee is serving as the chairman of the Compensation Committee, the Optionee will be granted an additional Option for 5,000 Shares (the “Compensation Committee Chairman Grant”).

6.5 Maximum Shares; Modification of Award Formula. The maximum number of Shares that may be issued to any one director under this Plan is 200,000. No grant will be made, however, if such grant will cause the number of Shares issued or subject to outstanding Options under this Plan to exceed the number specified in Section 4 above. Notwithstanding the foregoing, in its sole discretion, the Board may increase or decrease the amount of an automatic grant under Sections 6.2, 6.3 or 6.4 that may be made to any Optionee.

      7. Terms and Conditions of Options. Subject to the following and to Section 6 above:

7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan. Except as provided in Section 7.4, Options shall have a term of ten (10) years.

7.2 Vesting. The date an Option is granted is referred to in this Plan as the “Start Date” for such Option. Each Initial Grant shall vest as to 16.67% of the Shares subject to it on the date six months after the date of such grant and shall vest as to an additional 2.7778% of the Shares each calendar month thereafter, so long as the Optionee continuously remains a director of the Company. Each Succeeding Grant shall vest as to 2.7778% of the Shares each calendar month, so long as the Optionee continuously remains a director of the Company. Each Audit Committee Grant and each Compensation Committee Grant will vest as to 8.33% of the Shares each calendar month, so long as the Optionee continuously remains a member of the respective Committee. Each Audit Committee Chairman Grant and each Compensation Committee Chairman Grant will vest as to 8.33% of the Shares each calendar month, so long as the Optionee continuously remains chairman.

7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 18.4) of the Shares, at the time that the Option is granted.

7.4 Termination of Option. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board. The date on which Optionee ceases to be a member of the Board shall be referred to as the “Termination Date.”

(a) Termination Generally. If Optionee ceases to be a member of the Board for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by a Holder on the Termination Date, may be exercised by a Holder within six (6) months after the Termination Date, but in no event later than the expiration date.

(b) Death or Disability. If Optionee ceases to be a member of the Board because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, this Option, to the extent (and only to the extent) that it would have been exercisable by a Holder on the Termination Date, may be exercised by a Holder within twelve (12) months after the Termination Date, but in no event later than the expiration date.

      8. Exercise of Options.

8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Holder’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

8.2 Payment. Payment for the Shares may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Holder for more than six (6) months (and which have been paid for within the meaning of Securities and Exchange Commission Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Holder in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) in the case of exercise by the Optionee, Optionee’s guardian or legal representative or the authorized legal representative of Optionee’s heirs or legatees after Optionee’s death, by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers (a “NASD Dealer”) whereby the Holder irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Holder and a NASD Dealer whereby the Holder irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Holder shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

8.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

(a) An Option shall not be exercisable until such time as the Plan or, in the case of Options granted pursuant to an amendment to the number of shares that may be issued pursuant to the Plan, the amendment has been approved by the stockholders of the Company in accordance with Section 16 hereof.

(b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws, as they are in effect on the date of exercise.

(c) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent a Holder from exercising the full number of Shares as to which the Option is then exercisable.

      9. Restrictions on Transferability of Options.

(a) Unless otherwise restricted by the Committee, an Option shall be exercisable by: (i) the Optionee, (ii) the Optionee’s guardian or legal representative, (iii) a Family Member of the Optionee who has acquired the Option by Permitted Transfer, or (iv) after Optionee’s death, the legal representative of the Optionee’s heirs or legatees. Except as provided in this Section 9(a), an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will and by the laws of descent and distribution and may not be made subject to execution, attachment or similar process.

(b) For the purposes of this Section 9, a “Family Member” includes any of the following:

(i) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Optionee, including any such person with such relationship to the Optionee by adoption;

(ii) any person (other than a tenant or employee) sharing the Optionee’s household;

(iii) a trust in which the persons in Sections 9(a) and 9(b) have more than fifty percent of the beneficial interest;

(iv) a foundation in which the persons in Sections 9(a) and 9(b) or the Optionee control the management of assets; or

(v) any other entity in which the persons in Sections 9(a) and 9(b) or the Optionee own more than fifty percent of the voting interest.

(c) For the purposes of this Section 9, a “Permitted Transfer” means, as permitted under the Plan and in the Option, any transfer by the Optionee during the Optionee’s lifetime of an interest in the Option but only by gift or domestic relations order. A Permitted Transfer does not include any transfer for value and none of the following are transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights or (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Optionee in exchange for an interest in that entity.

      10. Privileges of Stock Ownership. No Holder shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Holder a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

      11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

      12. No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

      13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the 1933 Securities Act, any required approval by the Commissioner of Corporations of the State of California, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

      14. Restrictions on Shares. The Company may reserve to itself or its assignee(s) in the Grant, a right to repurchase any or all unvested shares held by a Holder upon the Optionee’s termination of service with the Company for any reason at the Optionee’s original exercise price. Such repurchase rights shall lapse in accordance with the vesting period set forth in Section 7.2 above.

      15. Assumption of Options by Successors. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or any other transaction which qualifies as a “corporate transaction” under Section 424 of the Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company the vesting of all options granted pursuant to the Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

      16. Amendment or Termination of Plan. The Committee may at any time terminate or amend this Plan but not the terms of any outstanding option; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above). In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Holders.

      17. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board of Directors.

      18. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

18.1 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

18.2 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

18.3 “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

18.4 “Fair Market Value” shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for the common stock of the Company on the last trading day prior to the date of determination, or, in the event the common stock of the Company is listed on the NASDAQ National Market System, the Fair Market Value shall be the average of the high and low prices of the common stock on the option grant date as quoted on the NASDAQ National Market System and reported in The Wall Street Journal.

18.5 “Holder” shall mean the following persons to the extent such person has or controls an interest in the Option at the time in question: (a) the Optionee; (b) the Optionee’s guardian or legal representative; (c) a Family Member who is a transferee of the Option in a Permitted Transfer, as provided in Section 9; and (d) the authorized legal representative of such person’s heirs or legatees after such person’s death.

MACROMEDIA, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
JULY 20, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

      The undersigned hereby appoints Robert K. Burgess and Elizabeth A. Nelson, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Macromedia, Inc. (the “Company”) to be held at 600 Townsend Street, San Francisco, California 94103 on July 20, 2001, at 1:00 p.m. P.D.T., and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

SEE REVERSE
SIDE

PLEASE MARK
[X]   YOUR CHOICES
LIKE THIS

ACCOUNT NUMBER	COMMON

1. ELECTION OF DIRECTORS	FOR	WITHHELD FOR ALL

Nominees:	Robert K. Burgess John (Ian) Giffen Mark D. Kvamme	Donald L. Lucas Alan Ramadan William B. Welty

Instruction:	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE

THAT NOMINEE’S NAME ON THE SPACE PROVIDED BELOW:

2.	AMENDMENT TO THE COMPANY’S 1992 EQUITY INCENTIVE PLAN	[FOR]	[AGAINST]	[ABSTAIN]

3.	AMENDMENT TO THE 1993 DIRECTORS STOCK OPTION PLAN	[FOR]	[AGAINST]	[ABSTAIN]

4.	RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS	[FOR]	[AGAINST]	[ABSTAIN]

The Board of Directors recommends a vote FOR all nominees for election and FOR Proposals 2, 3 and 4.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE COMPANY’S NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

DATED: _______, 2001

SIGNATURE(S)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators, or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.